AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 1995

                                                      REGISTRATION NO. 33-62433
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                             AMENDMENT NO. 5
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                 (ISSUER WITH RESPECT TO OFFERED CERTIFICATES)
                      GREEN TREE FLOORPLAN FUNDING CORP.
                  (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------
       DELAWARE                      6189                 41-1823871
   (STATE OR OTHER
   JURISDICTION OF
   INCORPORATION OR
    ORGANIZATION)
           (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)
                                                       (I.R.S. EMPLOYER
                                                      IDENTIFICATION NO.)

                              500 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                            JOEL H. GOTTESMAN, ESQ.
                             1100 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------
                                  COPIES TO:
           CHARLES F. SAWYER                      RENWICK D. MARTIN
       DORSEY & WHITNEY P.L.L.P.                    BROWN & WOOD
 220 SOUTH SIXTH STREET, MINNEAPOLIS,   ONE WORLD TRADE CENTER, NEW YORK, NEW
            MINNESOTA 55402                          YORK 10048
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                --------------
                        CALCULATION OF REGISTRATION FEE
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
                                              PROPOSED       PROPOSED
                                 AMOUNT       MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF EACH CLASS OF         TO BE     OFFERING PRICE   AGGREGATE    REGISTRATION
SECURITIES TO BE REGISTERED    REGISTERED   PER UNIT(1)   OFFERING PRICE     FEE
---------------------------------------------------------------------------------------
 Floorplan Receivable Trust
  Certificates, Series 1995-
  1, Class A................. $409,400,000      100%       $409,400,000  $141,172.41
---------------------------------------------------------------------------------------
 Floorplan Receivable Trust
  Certificates, Series 1995-
  1, Class B................. $ 18,400,000      100%       $ 18,400,000  $  6,344.83
---------------------------------------------------------------------------------------
     Total................... $427,800,000      100%       $427,800,000  $147,517.24(2)
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
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(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price, pursuant to Rule 457(c).

(2) Previously paid.
                                --------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   SEC registration fee............................................ $147,517.24
   Blue Sky fees and expenses......................................   10,000.00
   Accountant's fees and expenses..................................   30,000.00
   Attorney's fees and expenses....................................   75,000.00*
   Trustee's fees and expenses.....................................   15,000.00*
   Printing and engraving expenses.................................  150,000.00
   Rating Agency fees..............................................  150,000.00*
   Miscellaneous...................................................    2,482.76
                                                                    -----------
     Total......................................................... $580,000.00
                                                                    ===========

--------
* Estimated

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits:

   1.1 Proposed form of Underwriting Agreement
   3.1 Certificate of Incorporation of Green Tree Floorplan Funding Corp.
   3.2 Bylaws of Green Tree Floorplan Funding Corp.
   4.1 Form of Pooling and Servicing Agreement
   4.2 Form of Series 1995-1 Supplement to the Pooling and Servicing Agreement
   4.3 Form of Receivables Purchase Agreement
   5.1 Opinion and consent of Dorsey & Whitney P.L.L.P. as to legality
  *8.1 Opinion and consent of Dorsey & Whitney P.L.L.P. as to tax matters
  23.1 Consent of Dorsey & Whitney P.L.L.P. (included as part of Exhibit 5.1)
  23.2 Consent of Dorsey & Whitney P.L.L.P. (included as part of Exhibit 8.1)
  24.1 Power of attorney from officers and directors of the Registrants signed by an attorney-in-fact

  --------

  *Filed herewith.

  (b) Financial Statements:

    Not Applicable

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS DULY CAUSED THIS AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA ON DECEMBER 14, 1995.

                                          Green Tree Floorplan Funding Corp.

                                                   /s/ John W. Brink
                                          By: _________________________________
                                                       JOHN W. BRINK
                                               VICE PRESIDENT AND TREASURER

                               POWER OF ATTORNEY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              SIGNATURE                         TITLE                DATE

       /s/ Lawrence M. Coss             Chairman of the
-------------------------------------    Board and President     December 14,
          LAWRENCE M. COSS               (Principal               1995
                                         Executive Officer)

        /s/ John W. Brink               Vice President and
-------------------------------------    Treasurer               December 14,
            JOHN W. BRINK                (Principal               1995
                                         Financial Officer
                                         and Principal
                                         Accounting Officer)
                                         and Director

       /s/ Richard G. Evans             Director
-------------------------------------                            December 14,
          RICHARD G. EVANS                                        1995

                               INDEX TO EXHIBITS



Exhibit                                                           Form of
Number                 Description*                               Filing
------                 -----------                                ------
   1.1   Proposed form of Underwriting Agreement

   3.1   Certificate of Incorporation of Green
         Tree Floorplan Funding Corp.

   3.2   Bylaws of Green Tree Floorplan Funding
         Corp.

   4.1   Form of Pooling and Servicing Agreement

   4.2   Form of Series 1995-1 Supplement to the
         Pooling and Servicing Agreement

   4.3   Form of Receivables Purchase Agreement

   5.1   Opinion and consent of Dorsey & Whitney
         P.L.L.P. as to legality

  *8.1   Opinion of Dorsey & Whitney P.L.L.P. as
         to tax matters                                    Electronically Filed

  23.1   Consent of Dorsey & Whitney P.L.L.P.
         (included as part of Exhibit 5.1)

  23.2   Consent of Dorsey & Whitney P.L.L.P.
         (included as part of Exhibit 8.1)

  24.1 Power of attorney from officers and directors of the Registrant signed by an attorney-in-fact
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* Filed herewith.